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                                                                   Exhibit 10.15
                             STANDARD AUTHORISATION
          OF ELECTRONIC COMMUNICATIONS NETWORKS AND SERVICES PROVIDERS

This is to certify that pursuant to art. 6 (3) of GO no. 79/2002 regarding the general regulatory framework in the communications industry as further amended and supplemented by Law 591/ 2002, that

1.       SC MOBIFON SA

2.       REGISTERED ADDRESS: 3 Nerva Train, Bl. 101, sector 3, Bucharest

3.       INCORPORATION NO: 8971726

is authorised to provide the following electronic communications networks and / or services effective as of the dates specified below:

- Public electronic communications networks                   date: 26.12.2002

- Electronic communications services for public use:

         - telephone services                                 date: 26.12.2002

         - leased lines                                       date: 01.01.2003

         - electronic communications services other
           than telephone services and leased lines           date: 26.12.2002

- Private electronic communications networks and services     date: 26.12.2002

2. IS THE AUTHORISED ENTITY GRANTED THE RIGHT TO ACCESS PROPERTIES?

Yes, under the following terms and conditions: the authorized operator may install, maintain, replace and relocate any network component onto, over, in or under public or private real estates in compliance with chapter IV of the GO 79/2002.

3. IS THE AUTHORISED ENTITY GRANTED THE RIGHT TO NEGOTIATE AND SIGN INTERCONNECTION AGREEMENTS?

Yes, under the following conditions: the right to negotiate an interconnection agreement with any other public electronic communications network operator for the provision of electronic communications services to the public including electronic communication services that may be accessed through a third party operator whose electronic communications network is interconnected with the network of either of the two negotiating operators.

4. IS THE AUTHORISED ENTITY GRANTED THE RIGHT TO NEGOTIATE AND SIGN ACCESS AGREEMENTS?

Yes, under the following conditions: negotiate access agreements with providers of electronic communications networks and services, in view of establishing the technical and commercial terms and conditions of such agreement.

This certificate has been issued pursuant to notification nr. 581/19.12.2002.

                                  Ion SMEEIANU
                                    President

                                                              date: 24.12. 2002

President
Victoria Filip                                       Approved
Director, Operation Department                       Legal Department